  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl F. Fahrenkrug, Chief Executive Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended December 31, 2013 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2014                             /s/ Carl F. Fahrenkrug
                                                                    Carl F. Fahrenkrug
                                                                    Chief Executive Officer

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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard L. Jones, Chief Financial Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended December 31, 2013 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2014                             /s/ Richard L. Jones
                                                                    Richard L. Jones
                                                                    Chief Financial Officer